                                                                     EXHIBIT 4.1

    Number                                                              Shares
DI                               DIGITAL IMPACT
  ----------                                                          ----------



              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               CUSIP 25385G 10 6
THIS CERTIFICATE IS TRANSFERABLE IN
    CHICAGO, IL OR NEW YORK, NY
                                                      SEE REVERSE FOR CERTAIN
                                                    DEFINITIONS AND A STATEMENT
                                                  AS TO THE RIGHTS, PREFERENCES,
                                                    PRIVILEGES AND RESTRICTIONS
                                                             OF SHARES

THIS CERTIFIES THAT

IS THE OWNER OF

     FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK $.001 PAR VALUE
                                  PER SHARE OF

                              DIGITAL IMPACT, INC.

           transferable on the books of the Corporation in person or
         by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

             WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ DAVID OPPENHEIMER                      /s/ WILLIAM PARK
-------------------------------------      -------------------------------------
SECRETARY                                  PRESIDENT ANC CHIEF EXECUTIVE OFFICER

                              DIGITAL IMPACT, INC.

     A statement of the powers, designations, preferences and relative, participating, options or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series and the designation thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common            UNIF GIFT MIN ACT--                 Custodian
TEN ENT  --  as tenants by the entireties                          -------------           -------------
JT TEN   --  as joint tenants with rights                               (Cust)               (Minor)
             of survivorship and not as                             under Uniform Gifts to Minors
             tenants in common                                      Act
                                                                       --------------------------------
                                                                                  (State)
                                             UNIF TRF MIN ACT --               Custodian (until age     )
                                                                    ----------                     -----
                                                                      (Cust)
                                                                                  under Uniform Transfers
                                                                    -------------
                                                                       (Minor)
                                                                    to Minors Act
                                                                                  -----------------------
                                                                                           (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                 hereby sell,
                    -----------------------------------------------
assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------------------

                                      X
                                       -----------------------------------------
                                      X
                                       -----------------------------------------
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  -------------------------------------------------
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.